STATEMENT OF ADDITIONAL INFORMATION

First Eagle Overseas Variable Fund
A Series of First Eagle Variable Funds

April 30, 2023

1345 Avenue of the Americas
New York, NY 10105
(800) 747-2008

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Overseas Variable Fund (the “Fund”), a separate portfolio of First Eagle Variable Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Fund dated April 30, 2023. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Fund, a copy of which can be obtained by calling the Trust at (800) 747-2008.

Certain disclosures, including the Fund’s financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual report, please call (800) 747-2008.

ORGANIZATION OF THE FUND

First Eagle Overseas Variable Fund (the “Fund”) is a separate portfolio of First Eagle Variable Funds (the “Trust”), an open-end management investment company that was originally incorporated under the laws of Maryland in September 1995. The shareholders of the Trust approved the reorganization of the Fund as a Delaware statutory trust, effective April 2004. Prior to the reorganization, the Trust operated under the names “First Eagle SoGen Variable Funds, Inc.” and (prior to December 31, 1999) “SoGen Variable Funds, Inc.” The Fund is “diversified” within the meaning of Securities and Exchange Commission (the “SEC”) regulations. This generally means that the Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Trust’s investment adviser is First Eagle Investment Management, LLC (the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (also referred to herein as the “Distributor”), a registered broker-dealer located in New York. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”), a privately owned holding company organized under the laws of Delaware.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Fund’s shareholders. The absence of a requirement that the Trust hold annual meetings of the Fund’s shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”) or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of the Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Fund.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Fund. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Fund, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the SEC has advised the Fund that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are organized under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the Fund’s investment objectives, policies and restrictions in the Prospectus. Under normal circumstances, the Fund may, but will not necessarily, employ the investment policies and techniques described further below.

Investment Objective and Strategies of the Fund

The Fund, which is a diversified portfolio, seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. In seeking to achieve this objective, the Fund may invest in securities traded in mature markets (for example, Canada, Japan, Germany and France) and in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value (“fundamental value” is a term commonly used by value investors to refer to their estimate of the value an educated buyer would place on a company as a whole). Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts) and “counts” relevant derivative positions towards this “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). The Fund may invest up to 20% of its total assets in debt instruments (e.g., notes and bonds). Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt instruments generally without regard to credit rating or time to maturity. The Fund may invest in gold and other precious metals and futures contracts related to precious metals. Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

There can be no assurance that the Fund’s stated objective will be realized.

Investment Policies, Techniques and Risks of the Fund

For ease of reference, while the discussions below often refer to investments in “securities,” the Fund may invest in many types of assets that include commodities, bank loans, derivatives, etc. A discussion of the risks of particular types of “securities” therefore should be understood to refer to the risks of that type of investment more generally (e.g., foreign securities risks should be understood to describe risks of investing in non-U.S. markets generally, regardless of investment type, and illiquid securities should be understood to describe illiquid investments, as described in Rule 22e-4 under the 1940 Act).

Arbitrage Transactions. The Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Unanticipated delays in an arbitrage transaction could cause the Fund to lose money.

Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, the Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. (See “Loans” below.)

Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), which ended on December 31, 2020, certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”). The Agreement entered into force on May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the Agreement does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the UK’s future economic, trading and legal relationships with the EU and with other countries.

The impact of such events on the Fund is difficult to predict but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of the Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement their investment programs. It is possible that the Fund’s investments may need to be restructured to enable the Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objectives.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. The Fund treats commercial paper purchased with 90 days or less to maturity as the equivalent to cash and does not count that paper toward its “80% of net assets” test (that test is listed above under “Investment Objective and Strategies of the Fund”). Commercial paper purchased with longer maturities is treated as a short-term debt security, which may be eligible to apply toward the “80% of net assets” test. Holding commercial paper of any maturity can have a material impact on the Fund’s returns as commercial paper generally carries both lower risk and lower returns relative to equity securities and other types of debt instruments.

Commodities and Commodity Contracts. The Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below under “Gold and other Precious Metals.” The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies.

Communication Services Sector Risk. Companies in the communication services sector may be dominated by a small number of companies which may lead to additional volatility. These companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances, social media trends and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. To the extent the Fund makes significant investments in the consumer discretionary sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk. To the extent the Fund makes significant investments in the consumer staples sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. The securities of companies in the consumer staples sector are susceptible to many risks due to their historic link to the performance of the economy as a whole. Specific risks to this sector may include changes to disposable income, product marketing, changing consumer tastes and trends, and industry competition. The consumer staples industry depends on the supply of, demand for and prices of commodities and raw materials. Any volatility in those sectors may have a negative effect on the consumer staples sector. Additionally, the performance of food, beverage, household good and consumer good companies may be greatly affected by unpredictable factors, such as consumer tastes and general societal trends.

Covered Option Writing. The Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid short-term obligations in an account with its custodian). A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid short-term obligations with a value equal to the exercise price in an account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in an account with its custodian. Alternatively, a call or put option is covered if the Fund “earmarks” or otherwise records on its books the designation of such liquid assets as collateral. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period. Other “coverage” arrangements also may be used as permitted by applicable law.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by the Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline of value of a security.

Currency Exchange Transactions. The Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, the Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date the Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Cyber Security and Information Technology Risk. The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making it susceptible to operational and information security risks. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to violations of applicable privacy and other laws, regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Fund is highly dependent upon the effective operation of its computer systems and that of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Fund’s service providers may adversely affect the Fund and its shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund also may incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber attacks or information security breaches in the future.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Derivative Transactions. The Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives.

The Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund may enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this Statement of Additional Information, the Fund relies on the Limited Derivatives User Exception.

Environmental and Climate Risks. Assets of companies in which the Fund may invest may be affected by environmental conditions and climate change patterns. Certain geographic regions may be exposed to adverse weather conditions, including natural disasters and extreme weather events such as hurricanes, earthquakes, wildfires, droughts, heat waves and rising sea levels. These disasters, and the resulting damage, may have a severe and negative effect on the investments of the Fund. Extreme weather patterns also may have a negative impact on issuers in the agricultural, commodity and natural resources sector.

Climate change may increase the frequency and intensity of extreme weather conditions, which may result in significant economic disruption. The future of climate change is challenging to anticipate, but may include fluctuation in demand for certain goods and resources, supply chain disruption, increased regulations, changes in property values and availability of natural resources.

Equity Investments. Equity securities may include common stock, shares of exchange-traded funds that pursue principal investment strategies that invest in equity securities (see also the discussion under “Investment in Other Investment Companies”) private investments in public equities (PIPEs), depositary receipts (see also the discussion under “Foreign Investments”), warrants, rights, hybrid securities (see also the discussion under “Hybrid Investments”) and real estate investment trusts (see also the discussion under “Real Estate and Real Estate Investment Trusts”). Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. An individual security may be more volatile, and may perform differently, than the market as a whole.

Warrants or rights may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants or rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because their value is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that values do not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants and rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell ETF shares until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g. gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because many ETFs are passively managed, could expose investors in ETFs to unknown risks.

Financials Sector Risk. To the extent the Fund makes significant investments in the financials sector, the Fund may be more susceptible to the particular risks that may affect companies in the financials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business, or political developments could affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Foreign Investments. The Fund will invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Fund. The Fund may invest in securities of foreign issuers directly or in the form of ADRs, GDRs, EDRs, or other securities representing underlying shares of foreign issuers as alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted, and there may be imperfect correlation between the market value of depositary receipts and the underlying foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. The Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. The Fund does not expect to invest more than 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities or other investment products; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; less developed or less efficient trading markets; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Fund generally seeks to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or protectionist trade policies, or other adverse political, social or diplomatic developments that could affect investment in these nations. These risks may be more pronounced with respect to investments in emerging markets, as described below. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

To the extent the Fund invests in emerging market securities, the Fund may be exposed to risks related, but not limited to: (i) lack of liquidity, market manipulation concerns, limited reliable access to capital, political risk, and foreign investment structures; (ii) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which could impede the Adviser’s ability to evaluate local companies or impact the Fund’s performance; or (iii) limitations on the rights and remedies available to the Fund, individually or in combination with other shareholders, against portfolio companies. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of the Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline.

Investing in the Fund can be an efficient way for an individual to participate in foreign markets, but the cost of investing in foreign markets is higher than the cost of investing in U.S. markets and the expenses of the Fund, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on its assessment of the investment’s “country of risk.” The location of commercial paper is determined by the location of the guarantor in the first instance and then “country of risk” as needed. “Country of risk” is based on a multi-factor country of risk assessment determined by the Adviser, including factors such as an issuer’s country of domicile, and the country of the stock exchange on which it trades, among others.

Forward-Settled, When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a “forward-settled,” “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Any borrowing by the Fund, may increase net asset value fluctuation. Forward-settled, when-issued or delayed-delivery securities are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.

Securities purchased on a forward-settled, when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. The Fund will not invest more than 25% of its assets in forward-settled, when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a forward-settled, when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired forward-settled, when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the OTC market. When purchased OTC, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, (the “Commodity Exchange Act”), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of the Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of the Fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.

Gold and other Precious Metals. The Fund may invest in gold and gold-related issues, including ETFs that hold gold or track the price of gold and other precious-metal related issues (e.g., silver). The Fund is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Accordingly, the value of the Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, the Fund also may invest directly in precious metals (such as gold, silver, platinum and palladium bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Fund’s Prospectus. Moreover, the risks of investing in other precious metals are similar to gold but are not the same. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a unit of value basis. Moreover, holding precious metals, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. The income derived from trading in precious metals and certain contracts and derivatives relating to precious metals must be closely monitored to avoid potentially negative tax consequences. The Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities). Although the Fund has contractual protections with respect to the credit risk of its custodian, precious metals held in physical form (even in a separate account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if precious metals in the future were held in book account, it would involve risks of the credit of the party holding the precious metal.

Health Care Sector Risk. To the extent the Fund makes significant investments in the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of its: (1) yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (2) worth if converted into the underlying common stock. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller companies whose stock prices may be more volatile than larger companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The market value of all securities, including equity and hybrid securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Industrials Sector Risk. To the extent the Fund makes significant investments in the industrials sector, the Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance; and therefore, investment in such companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to certain types of assets or investments held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically (and often at different rates in different countries) as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to investors. The Fund’s investments may be adversely affected during periods of deflation when asset prices decrease over time across the economy. Deflation may have an adverse effect on investment prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into an inflationary or deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Information Technology Sector Risk. To the extent the Fund makes significant investments in the information technology sector, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Information technology companies tend to significantly rely on technological events or advances in their product development, production, or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation, and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Interest Rate Risk. Fluctuations in interest rates will affect the values of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The link between interest rates and debt securities tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Investment in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds and Other Unregistered Pooled Investment Vehicles”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs (as described above), subject to specialized SEC “exemptive orders” applicable to certain ETFs or rules under the 1940 Act. Subject to certain conditions, Rule 12d1-4 under the 1940 Act permits a fund relying on the rule to invest in other investment companies, including ETFs, in excess of the limits described above.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

Large Redemptions; Fund Liquidation. If one or more investors in the Fund initiates significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or if the Fund is relatively small in size or when a significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. Because large redemptions (for example, $250,000 or more) can adversely affect a Portfolio Manager’s ability to implement a fund’s investment strategy, the Fund also reserves the right to redeem in-kind, subject to certain conditions. In general, the Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in disposition of assets and acceleration of taxable capital gains or realization of losses.

LIBOR. The London Interbank Offered Rate, or “LIBOR,” has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and also may affect the Fund’s operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the “FCA”), which is the regulator of the LIBOR administrator, announced that LIBOR settings will be discontinued or cease to be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and was December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, many existing LIBOR contracts will transition to another benchmark after June 30, 2023 or, in some cases, have since December 31, 2021. There is no assurance that LIBOR will continue to be published until any particular date or in any particular form. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021 and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner.

For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the “ARRC”) convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate (“SOFR”) plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Moreover, the discontinuation of LIBOR may adversely affect the value, liquidity and volatility of a broad array of financial instruments, which may adversely affect the Fund’s performance or net asset values. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

In the United States, there have been legislative efforts to address certain aspects of the LIBOR discontinuation. A New York Law, in effect since April 6, 2021, addresses a broad range of New York law-governed obligations (referred to in the law as contracts, securities and instruments) that have interest rates or dividend rates determined by reference to U.S. dollar LIBOR. The law applies to an obligation of that kind if it (i) has no “fallback” rate provisions or (ii) has certain “fallback” rate provisions but such provisions, in effect, will not operate as intended once U.S. dollar LIBOR is discontinued. The law provides for, among other things, two basic adjustments to such obligations (to take effect when

U.S. dollar LIBOR is discontinued). One adjustment results in automatic replacement of U.S. dollar LIBOR by SOFR. The other adjustment applies to an obligation that has a “determining person” (generally, a trustee, a calculation agent or a person acting in a similar capacity), and it results in replacement of U.S. dollar LIBOR by the recommended benchmark replacement, as selected by the determining person. Proposed federal legislation, if enacted as proposed, would have a similar effect; as proposed, the legislation would likely preempt any similar state LIBOR law, including the New York law.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case of claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation of such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

Loans. The Fund may purchase or sell loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Corporate loans in which the Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Bank loans in which the Fund may invest include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. While the Fund maintains access to a line of credit with a financial institution for short-term credit needs, the sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential

Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect the Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Lower-Rated Debt Instruments. The Fund may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities or other instruments in a particular rating category, except that the Fund will not invest more than 20% of its assets in securities or other instruments rated below investment grade or unrated securities or other instruments considered by the Adviser to be of comparable credit quality. The Adviser may also use internal ratings on unrated securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. (See “Computation of Net Asset Value”). Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Market Liquidity and Counterparty Credit Risks. While the Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Investments” below), the Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Among other effects, the turmoil has led certain brokers and other lenders at times to be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks have injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due — creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Market Risk and Turmoil. The Fund is subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk may also come from, among other things, increased political tension on the international stage, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia, Eurasia and elsewhere. Similarly, environmental and public health risks, such as natural disasters, pandemics or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In addition, the expanded influence of social media platforms on the market, combined with the access to low cost retail brokerage, can exacerbate the volatility of particular instruments.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. The Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect the Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund. Changes in the value of securities may be temporary or may last for extended periods.

Materials Sector Risk. To the extent the Fund makes significant investments in the materials sector, the Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes, or fires in prime natural resource areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.

Municipal Bonds. Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Options on Stock Market Indices. The Fund may write “covered” call options on broadly based stock market indices. When the Fund writes a call option on a stock market index, it will generally put into an account or in escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of stock index futures. Other “coverage” arrangements also may be used as permitted by applicable law.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return. However, the amount (if any) of the Fund’s assets that will be involved in options transactions is anticipated to be small relative to the Fund’s total assets. Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the OTC markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity security or debt instrument underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security or debt instrument against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity security or debt instrument at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security or debt instrument upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Private Investment Funds and Other Unregistered Pooled Investment Vehicles. The Fund may invest in private investment funds or other unregistered pooled investment vehicles. Such vehicles are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds or other unregistered pooled investment vehicles typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund or other unregistered pooled investment vehicle. In addition, the Fund may not be able to withdraw an investment in a private investment fund or other unregistered pooled investment vehicle except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund or other unregistered pooled investment vehicle as soon as desired, especially during periods of volatility in markets in which such a private investment fund or other unregistered pooled investment vehicle invests. Investments in private investment funds or other unregistered pooled investment vehicles may be subject to the Fund’s limitations on investments in “illiquid securities,” as described below. To the extent the Fund invests in private investment funds or other unregistered pooled investment vehicles, its performance will be affected by the performance of those private investment funds.

Real Estate and Real Estate Investment Trusts. The Fund may invest in both real estate and real estate investment trusts (“REITs”) (but subject to limits on direct real estate investing by the Fund as set out in the Fund’s fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies, REITs are not subject to U.S. federal tax on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the healthcare industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Recent Market Conditions and Events. There have been multiple periods in recent decades of high levels of stress and volatility in financial markets. While stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, periods of market volatility, restrictive credit conditions, lack of confidence in key market participants, and broadly negative sentiment, sometimes limited to a particular sector or a geography, continue to recur. Political changes, trade policies and trade disputes (including sanctions), tax and budget policies, debt disputes, geopolitical developments, environmental and public health events, and central bank actions (including withdrawals, or “tapering,” of market support and changes in interest rate targets) have all at times represented sources of stress and instability in world economies and markets. For example, Russia’s military campaign in Ukraine resulted in broad-based sanctions by the U.S. and other countries and rapid price movements in sectors (such as energy) where Russian companies are important market participants, with related impacts both globally and regionally. Also for example, the COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Repurchase Agreements. The Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security.

In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

Responsible Investing. The Fund currently does not follow a specific environmental, social and governance (“ESG”) strategy. The Adviser’s investment team seeks to integrate ESG factors into its investment processes where ESG factors present financially material risks and/or opportunities in investments that could significantly impact the long-term value of a business. While the investment team’s specific implementation of ESG integration will continue to develop and evolve, the Adviser maintains a consistent belief that, when assessing a company, discussions with management, including discussions that sometimes relate to ESG, can lead the investment team to make better-informed investment decisions and add value for the Fund in a manner consistent with fiduciary responsibility and investment objectives.

As part of the Adviser’s investment team’s general diligence when analyzing a company, the investment team typically seeks to identify financially material risks, including those that may be related to ESG issues that are relevant to the value of the business. The investment team does not rely upon exclusionary screens when evaluating potential investments for the Fund, but rather takes a holistic approach to assessing a company’s long-term value, in part by taking ESG factors into account to the extent that the investment team believes they could materially impact the value of a business over the intended time period or the team’s investment thesis. The Adviser’s investment team takes this approach in the belief that ESG factors are diverse, complex and dynamic, and vary across a wide range of considerations, such as those specific to a particular company, issuance of securities, sector, management team, or geography. The investment team has discretion over the approach it takes to incorporating ESG factors into its investment processes, if at all, consistent with the descriptions of the Fund’s investment objective, strategies and policies. These approaches can vary across different funds managed by the Adviser by an individual team and are subject to change over time.

There are no restrictions on the investment universe of the Fund by reference to ESG factors. The relevance that ESG factors are given, if any, overall or individually, for a particular decision is dependent on the investment team’s assessment of their financial materiality and relevance to that investment decision, and, accordingly, ESG factors are not identified for each investment. The Adviser can and does invest in companies where there are compelling financial reasons to do so even if there is a financially material ESG risk. There also is no guarantee that the investment team’s investment decision-making processes will mitigate or prevent market risks within the Fund’s portfolio (including, for example, risks associated with a company’s responses or non-responses to environmental, social or governance conditions, difficulties in identifying, measuring and understanding those conditions and related impacts on the company).

Restricted and Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including, but not limited to, that it may be subject to legal or contractual restrictions on resale (“restricted securities”), or that the trading market or exchange on which such security is traded is closed for an extended period of time. Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (generally as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Unanticipated episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemptions. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors. In making this determination, which would be made only if consistent with the liquidity risk management program described above, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of the security. Investing in Rule 144A (or similarly restricted) securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if other qualified buyers are unwilling to purchase such securities.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. While no risk management program can be fail-safe, in accordance with Rule 22e-4 under the Investment Company Act the Fund has adopted and implemented a written liquidity risk management program, under the supervision of the Board of Trustees of the Trust, that is believed to be reasonably designed to assess and manage the Fund’s liquidity risk.

SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or “tenors.” It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Sovereign Debt. The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the SEC defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The Fund intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Structured Notes. The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument. (See “Tax Status”).

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

Telecommunications Industry Risk. Companies in the telecommunications industry include both companies that develop, manufacture or sell communications services and/or equipment or provide communications services, such as cable television, satellite tv, radio, or telephone. These companies are subject to the risk of government regulation and scrutiny, including regarding the prices charged to consumers, as well as the services that they may provide. These companies are also subject to the risk of rapid obsolescence due to changing consumer preferences, industry competition and technological innovation.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although the Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While these entities remain to date under the conservatorship of the FHFA, long-term, continued operation in government-run conservatorships is not sustainable. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone. In recent periods, the values of U.S. government securities have been affected substantially by increased demand. Increases (or decreases) in demand of such securities may occur at any time and may result in increased volatility in the values of those securities.

Utilities Industry Risk. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Value Investment Strategy. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Change of Investment Objective

The investment objective of the Fund is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified in writing a minimum of 60 days in advance of any change in investment objective. Shareholder approval is required to change any policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the Investment Company Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Investment Company Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Portions of the Fund’s fundamental investment restrictions provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Investment Restrictions

In pursuing its investment objective, the Fund will not:

1.

With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except that in exceptional circumstances the Fund may borrow from banks for temporary purposes, provided that such borrowings shall be unsecured and may not exceed 10% of the Fund’s net assets at the time of the borrowing (including the amount borrowed). The Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.	Invest more than 25% of its total assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities;
4.

Make direct loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) buying loans (or portions of them), or other direct debt instruments including loan participations, originated by another party or parties with respect to corporate borrowers, or (c) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

5.

Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

6.

Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

7.	Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

* The Fund has no present intention of lending its portfolio securities.

8.	Make margin purchases of securities, except for the use of such short-term credits as are needed for clearance of transactions; or
9.	Sell securities short or maintain a short position, except short sales against-the-box.

Regarding Restriction 1 above, we note that this restriction has the effect of requiring the Fund to diversify its investments across multiple issuers. For purposes of interpreting Restriction 9 above, a short sale against-the-box of a stock is where the seller actually owns the stock. Restrictions 1 through 9 above (except the portions in parentheses) are treated as “fundamental.” In addition, the Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, the Fund will not:

a.

Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration or development (for the avoidance of doubt, the Fund may also purchase ETFs that invest in or track the return of commodities);

b.

Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction; or

c.	Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings and investments or in connection with short sales.

Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Bank custodians of mutual fund assets typically provide short-term credits to settle and clear fund transactions and then can request repayment by selling fund assets as needed. The Fund does not interpret its limitation on secured borrowings (in fundamental restriction 2 above) to restrict these customary and ordinary course trade settlement practices or other borrowings from the custodian or its affiliates that may give rise to claims on Fund assets under contractual or common law terms distinct from the granting of a security interest. Nor is the customary posting of collateral in connection with a currency or derivatives transaction generally considered a form of secured borrowing for this purpose.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 2 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

Performance

Total Return. From time to time, the Fund advertises its average annual total return. Returns are based on past performance and are not an indication of future performance.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Quotations of total return for the Fund will not take into account charges and deductions against any separate accounts to which the Fund shares are sold or charges and deductions against the pertinent variable life insurance and variable annuity contracts (“Variable Contracts”). The Fund’s total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the separate accounts or the

Variable Contracts. Criteria associated with the performance grades or rankings may vary widely. Any given performance grade or ranking should not be considered representative of the Fund’s performance for any future period.

Portfolio Turnover. Although the Fund will not make a practice of short-term trading, purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve the Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Fund, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund’s stated objective.

Fund	Portfolio Turnover Rate as of December 31, 2022	Portfolio Turnover Rate as of December 31, 2021
Overseas Variable Fund	13.63%	11.31%

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day-to-day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	12

Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke 1345 Avenue of the Americas New York, New York 10105 (born November 1946)	Trustee (Chair)	December 1999 to present	Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	12

Trustee, First Eagle Funds (Chair) (10 portfolios); Trustee, First Eagle Credit Opportunities Fund (Chair); Board Member, ViacomCBS Inc.; Lead Trustee Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Trustee	December 2019 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	12

Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Director, Beam Global; Chairman, Summit Ridge Energy; Director, pulsESG; Member, Council on Foreign Relations; Chairman, JM Kaplan Fund; Trustee, St. Ann’s School; Chairman, Green-Wood Cemetery

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC	12

Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant	12

Trustee, First Eagle Funds 10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies at Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee is indefinite.

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present	Private Investor	12

Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Trustee Emeritus, St. Anselm College; Vice President and Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor	12

Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri 1345 Avenue of the Americas New York, New York 10105 (born February 14, 1960)	Trustee	April 2023 to present	Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity	12

Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board; prior to June 2018, Director, Validus Holdings

(1)	The term of office of each Independent Trustee is indefinite.

INTERESTED TRUSTEES(1)

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	December 1999 to present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	12

Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Governor at large, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	Trustee	September 2019 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	12	Trustee, First Eagle Funds (10 portfolios); Trustee, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	President	June 2017 to present

President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds; President, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds; Senior Vice President, First Eagle Credit Opportunities Fund
Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; Chief Financial Officer, First Eagle Credit Opportunities Fund
Seth Gelman 1345 Avenue of the Americas New York, New York 10105 (born August 1975)	Chief Compliance Officer	April 2023 to present

Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O’Connor 1345 Avenue of the Americas New York, New York 10105 (born February 1966)	General Counsel	December 2017 to present

General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC

Sheelyn Michael 1345 Avenue of the Americas New York, New York 10105 (born September 1971)	Secretary and Deputy General Counsel	December 2017 to present (Deputy General Counsel); December 2018 to present (Secretary)

Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Director, First Eagle Investment Management, Ltd

Tricia Larkin 1345 Avenue of the Americas New York, New York 10105 (born July 1979)	Treasurer	March 2016 to present	Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds; Treasurer, First Eagle Credit Opportunities Fund
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds; Vice President, First Eagle Credit Opportunities Fund

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Fund’s accounting and financial reporting policies, procedures and internal controls, and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

4

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) Peter W. Davidson James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a subcommittee responsible for administering the Trustees’ deferred compensation plan.	5
Board Valuation, Liquidity and Allocations Committee	Lisa Anderson Candace K. Beinecke John P. Arnhold Peter W. Davidson Jean D. Hamilton (Chair) William M. Kelly

Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Fund’s securities by the Adviser as “valuation designee”; reviews and approves recommendations by the Adviser for changes to the Fund’s valuation policies for submission to the Board for its approval; reviews the Adviser’s quarterly presentations on valuation; oversees the implementation of the Fund’s valuation policies by the Adviser; and monitors various matters associated with the Fund’s liquidity risk management program.

			4

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Fund and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

During the fiscal year ended December 31, 2022, there were five meetings of the Board of Trustees.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting on risk management at the Adviser is not centralized in any one person or body. However, the Adviser has an Enterprise Risk Management function, which is part of the Legal and Compliance Department and led by the Head of Risk who reports to the General Counsel. The Risk Management team is functionally and hierarchically independent from the day-to-day business and operating units and is responsible for implementing firmwide risk governance framework and providing risk oversight including thematic reviews and internal audits.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Variable Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Variable Funds and the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Fund. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. At First Eagle Variable Funds, Mr. Arnhold serves on the Board Valuation, Liquidity and Allocations Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is the Senior Partner, and previously was the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of a major public real estate investment trust and a major public media company, and has served as a long standing member of the board of a public international industrial firm. Ms. Beinecke also serves and has served on the board of major charitable organizations. At First Eagle Variable Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson serves as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. At First Eagle Variable Funds, he serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. At First Eagle Variable Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of two international listed investment trust companies, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Fund. At First Eagle Variable Funds, he serves on the Board’s Nominating and Governance Committee.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Variable Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. At First Eagle Variable Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Ms. Mandakini Puri. Ms. Puri has significant executive and investment management experience. Currently an independent consultant and private investor, she serves on the boards of two NYSE-listed real estate investment trusts, and a non-profit organization. Prior to 2018, Ms. Puri served on the board of a global provider of reinsurance and asset management services. From 2011 to May 2013, she was a Managing Director and Co-Head of BlackRock Private Equity. Prior to that, Ms. Puri was a Senior Vice President at Merrill Lynch until July 2009, where she co-founded Merrill Lynch’s private equity business in 1994 and was its Chief Investment Officer.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Trustee Emeritus

The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee, in the sole discretion of the Board, may serve as Trustee Emeritus.

A Trustee Emeritus receives no compensation, but will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings (such reimbursements in Mr. Eveillard’s case to be expenses of the Adviser). A Trustee Emeritus will continue to receive relevant materials concerning the Fund, will be invited to attend regularly scheduled quarterly meetings of the Board each year and will be available to consult with the Committees or its representatives at reasonable times upon request. A Trustee Emeritus does not have any voting rights at Board meetings, is not considered to be a Trustee under either the 1940 Act or Delaware law, and is not subject to election by shareholders of the Fund.

The following summarizes the experience and qualifications of the Trustee Emeritus:

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. He was the Portfolio Manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1979-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm, a South African money management firm, and various charitable institutions.

Compensation of Trustees and Officers

Trustees of the Trust who are not Interested Trustees are paid by the Trust, First Eagle Funds and First Eagle Credit Opportunities Fund an annual fee of $215,000 and a fee of $12,000 for each in-person Board meeting. Members of each of the Audit Committee and the Board Valuation, Liquidity and Allocations Committee are paid a fee of $10,000 for each meeting they attend. Members of other committees may be paid a total of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. A Trustee also receives an annual fee of $45,000 for serving as the chair of the Board Valuation, Liquidity and Allocations Committee, $25,000 for serving as the chair of the Nominating and Governance Committee and $45,000 for serving as chair of the Audit Committee. The Chair of the Board of Trustees receives an additional annual fee of $175,000 for serving in that position. Such fees are allocated, generally, between the Trust, First Eagle Funds and First Eagle Credit Opportunities Fund on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended December 31, 2022, an aggregate of $10,048 was paid, accrued or owed for Trustees’ fees and expenses by the Trust. No amounts were paid to Ms. Puri since she was appointed to the Board of Trustees on April 20, 2023.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended December 31, 2022. Officers of the Trust, a Trustee Emeritus and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended December 31, 2022

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$1,270	$297,425
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$2,064	$519,237
Peter W. Davidson, Trustee	$1,160	$270,596
Jean D. Hamilton, Trustee	$1,581	$412,390
James E. Jordan, Trustee	$1,151	$268,446
William M. Kelly, Trustee	$1,385	$323,425
Paul J. Lawler, Trustee	$1,437	$335,297
Mehdi Mahmud, Trustee*	$—	$—
Mandakini Puri, Trustee***	$—	$—

*	Interested Trustees are not compensated by the Trust for their services.
**

For this purpose, the fund complex consists of the First Eagle Overseas Variable Fund, ten portfolios of First Eagle Funds (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Income Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund) and First Eagle Credit Opportunities Fund. As of December 31, 2022, each Trustee (with the exception of Ms. Puri) served on the board of the Trust and that of each of the First Eagle Funds and First Eagle Credit Opportunities Fund.

***	Appointed April 20, 2023.

In addition, all persons serving as officers of the Trust (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — The Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Trust. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Trust and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of December 31, 2022, the value of such deferred compensation, which represents compensation from the fund complex as a whole, was equal to approximately (the funds listed are the portfolios of First Eagle Funds, a separate Delaware trust with common management to First Eagle Variable Funds):

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder Fund	High Income Fund	Rising Dividend Fund	Small Cap Fund	Smid Cap Fund	Real Assets Fund
Lisa Anderson	$629,021	$595,871	$388,177	$103,046	—	—	$205,434	—	—	—
Candace K. Beinecke	$3,240,000	$1,811,931	$2,483,546	—	—	—	—	—	—	—
Peter W. Davidson	$58,959	—	—	—	—	—	$55,109	—	—	—
Jean D. Hamilton	$1,300,114	$1,174,768	$475,596	$41,170	$541,179	$189,484	$888,281	—	—	—
James Jordan	$291,071	—	—	—	—	—	—	—	—	—
William M. Kelly	$370,753	—	$370,180	—	—	—	$368,199	$344,963	—	—
Paul J. Lawler	$491,334	$140,743	$78,075	$115, 635	$134,439	$64,117	$82,053	—	—	—
Mandakini Puri*	—	—	—	—	—	—	—	—	—	—

*	Appointed April 20, 2023.

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2022 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
Lisa Anderson	A	E
Candace K. Beinecke*	A	E
Peter W. Davidson	A	A
Jean D. Hamilton	A	E
James E. Jordan	A	E
William M. Kelly	A	E
Paul J. Lawler	A	E
Mandakini Puri**	A	A

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.
**	Appointed April 20, 2023.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
John P. Arnhold	A	E
Mehdi Mahmud	A	E

Since January 1, 2022, no Independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are the Adviser and FEF Distributors, LLC, respectively (i.e., First Eagle Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2021, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2021, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above. Mr. Paul Lawler is a Trustee of both the Trust and a registered investment company advised by affiliates of Blackstone Inc. Investment funds associated with Blackstone are among the owners of the Adviser.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

As of March 31, 2023, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of beneficial interest of the Fund. This percentage is based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded.

As of March 31, 2023, to the knowledge of the Trust, the following entities held 5% or more of the Fund’s shares of beneficial interest (share ownership shown below is record ownership):

Name and Address Held of Record	% of Shares Held of Record
Delaware Life Insurance Company	74.33%
1601 Trapelo Rd
Waltham, MA 02451-7360
Jefferson National Life	16.45%
10350 Ormsby Park PL
Louisville, KY 40223-6175

Each of these identified Shareholders holds a significant interest in the Fund and, as such, may have the ability to influence or decide the outcome of matters considered by a vote among Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the prospectus, the Adviser is the Trust’s investment adviser, and, as such, manages the Fund. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of FE Holdings. Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings.

The Adviser also furnishes the Trust with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any compensation and expenses of the Trust’s officers as such and an agreed portion of the compensation of the Chief Compliance Officer. Certain of these expenses (including rent and compensation expenses) are, however, separately subject to reimbursement to the Adviser as described in the next paragraph. In return, the Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the average daily value of the Fund’s net assets.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

The table below sets forth the total investment advisory fees paid by the Fund to the Adviser for the past three fiscal years. Investment advisory fees are paid monthly.

Fund	2022	2021	2020
Overseas Variable Fund	$2,050,268	$2,419,005	$2,308,800

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund and the Fund reimburses the Adviser for providing these services (including costs related to personnel, overhead and other costs). These reimbursements may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets.

The table below sets forth the administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) reimbursed by the Fund for the past three fiscal years. These expense reimbursements are in addition to investment advisory fees paid.

Fund	2022	2021	2020
Overseas Variable Fund	$156,490	$176,936	$157,686

Portfolio Managers

The following table provides information as of December 31, 2022 relating to the other accounts managed by the Portfolio Managers and their investments in the Fund. Matthew McLennan, Kimball Brooker, Jr., Alan Barr and Christian Heck manage the Fund. Each of these Portfolio Managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in the Fund**	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	3 accounts with assets of $55.3 billion	None	10 accounts with assets of $10.0 billion	10 accounts with assets of $5.7 billion
Kimball Brooker, Jr	4 accounts with assets of $56.7 billion	None	11 accounts with assets of $11.7 billion	10 accounts with assets of $5.7 billion
Alan Barr	1 account with assets of $11.2 billion	None	3 accounts with assets of $500 million	8 accounts with assets of $400 million
Christian Heck	2 accounts with assets of $11.6 billion	None	3 accounts with assets of $500 million	None

*	The data provided herein includes the Fund and the First Eagle Funds, where applicable.
**

While Messrs. McLennan, Brooker, Barr and Heck are not invested in the Fund (because they have elected not to invest through a Variable Contract), they have substantial investments in the First Eagle Overseas Fund, a registered investment company managed by them, that follows a strategy similar to the Fund.

The following table provides information as of December 31, 2022 relating to the other accounts managed by the Portfolio Managers with respect to which the advisory fee is based on the performance of the account:

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	None	1 account with assets of $5.1 billion	None
Kimball Brooker, Jr	None	2 accounts with assets of $6.7 billion	None
Christian Heck	None	None	None
Alan Barr	None	None	None

Performance fees for a particular account of the Adviser do not accrue to any particular Portfolio Manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of the Fund and any other account managed by each Portfolio Manager, the financial results of the firm as a whole, and the Portfolio Manager’s contributions to the firm both as an individual and as a member of the firm’s investment teams. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such Portfolio Manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of the Portfolio Managers listed above may receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular Portfolio Manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the Portfolio Managers listed above may be assisted by a team of professionals, such as Associate Portfolio Managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the Portfolio Managers and the team of investment professionals assisting the Global Value Team and provides information regarding their professional backgrounds.

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Julien Albertini

Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French. Mr. Albertini manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Manish Gupta, manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edwards Meigs, Sean Slein and Idanna Appio, and manages Rising Dividend Fund with Portfolio Managers Manish Gupta and Christian Heck.

Beverages, healthcare equipment & services, commercial services, and diversified industrials

Idanna Appio

Ms. Appio joined the Adviser in September 2015. Prior to joining the firm, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman. Ms. Appio received her PhD in economics from the University of Washington and her undergraduate degrees in business and international relations from the Wharton School and the University of Pennsylvania. Ms. Appio manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edwards Meigs, Sean Slein and Julien Albertini.

Sovereign debt and currencies

Stefanie Bachhuber, CFA

Ms. Bachhuber joined the Adviser in September 2011 from Dwight Asset Management, where she spent 10 years as a senior credit analyst covering primarily consumer-focused industries. Prior to joining Dwight, she held positions with Mt. Washington Investment Group (a division of The St. Paul), Friedman, Billings, Ramsay, and Federated Investors. Ms. Bachhuber received her MBA from Duke University and her BSM from Tulane University.

Corporate credits for consumer, retail, textile, apparel, waste management, tobacco, home building and building materials and autos

Andrew Bahl, CFA

Mr. Bahl joined the Adviser in September 2011 from Dwight Asset Management where he was an associate credit analyst covering the Transportation industry. Prior to Dwight, he was a manager at Protiviti in their financial services team where he executed operational and compliance reviews for clients. Mr. Bahl graduated from Washington and Lee University with a Bachelor of Science degree in Business Administration.

Corporate credits for manufacturing, transports, aerospace and defense, gaming, lodging, leisure, metals and mining and chemicals

Benjamin Bahr, CFA

Mr. Bahr joined the Adviser in July 2015. Prior to joining the firm, Mr. Bahr was at AllianceBernstein, where he spent four years as a research analyst covering the telecom and utilities sectors for the firm’s value strategies. Previously, he worked as an Investment Banking analyst at Deutsche Bank Securities in New York. Mr. Bahr received his BBA degree in Finance from the University of Notre Dame and his MBA from Columbia University. Mr. Bahr manages Real Assets Fund with Portfolio Managers John Masi, George Ross and David Wang.

Chemicals, exploration & production, banks, other financials, autos and agricultural commodities

Alan Barr, CFA

Mr. Barr joined the Adviser as a research analyst in March 2001. Previously, he spent four years as an equity research analyst at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications. Mr. Barr manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Christian Heck.

Forestry & paper, personal & household goods and retail

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Max Belmont, CFA

Mr. Belmont joined the Adviser as a research analyst covering precious metals in April 2014. He began his career with Tradestar Capital as an equities trader. After receiving his MSc in 2010, he joined the private wealth division of Merrill Lynch in New York, where he spent three years as a general investment associate covering global equities. More recently he served as an analyst at U.S. Trust within the Investment Solutions Group. Mr. Belmont is a graduate of Nuertingen-Geislingen University in Germany, where he earned his MSc in International Finance with honors. Mr. Belmont, an Associate Portfolio Manager, manages Gold Fund with Portfolio Manager Thomas Kertsos.

Mining (precious metals) and aerospace & defense

Kimball Brooker, Jr

Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker is the Co-Head of the First Eagle Global Value Team and manages Global Fund with Portfolio Managers Matthew McLennan, Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Matthew McLennan, Christian Heck and Alan Barr, manages U.S. Value Fund with Portfolio Managers Matthew McLennan, Matthew Lamphier and Mark Wright, and manages Global Income Builder Fund with Portfolio Managers Edward Meigs, Sean Slein, Julien Albertini and Idanna Appio.

Banks, commercial services, financial services and holding companies

Fernando Freijedo

Mr. Freijedo is a sovereign research analyst on the Global Value team. Prior to joining the Adviser in April 2022, Mr. Freijedo was a senior associate analyst in the sovereign risk group at Moody’s Investor Service monitoring the creditworthiness of sovereigns and multinational development banks in Latin America and the Caribbean. Before that, Mr. Freijedo was a country analyst for The Economist Intelligence Unit and an analyst at the Center for Financial Research at Torcuato Di Tella University in Buenos Aires. Fernando earned a licentiate degree in economics from the Catholic University of Argentina and a graduate degree in economics from Torcuato Di Tella University.

Manish Gupta

Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School. He also has an MS in computer science from University of Texas at Austin. Mr. Gupta manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Julien Albertini, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Christian Heck.

Technology, media & telecom, transport & logistics

Christian Heck, CFA

Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, Christian spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Christian is a graduate of Wright State University and was awarded his MBA from Yale School of Management. Mr. Heck is fluent in German. Mr. Heck manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Alan Barr, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Manish Gupta.

Retail, travel & leisure, healthcare equipment & services, industrial machinery

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Emily Howard

Ms. Howard joined the Adviser in September 2018 as a sovereign research analyst. Prior to joining the firm, Ms. Howard was a country risk specialist at the Federal Reserve Bank of New York, where, over the years, she covered advanced economies as well as emerging and frontier markets across Europe, Eurasia, Latin America, South America and Africa. Ms. Howard completed her undergraduate studies at New York University and received her MA in international economics and foreign affairs from the Johns Hopkins School of Advanced International Studies.

Sovereign debt

Adrian Jones

Mr. Jones joined the Adviser as a senior research analyst in April 2018. Previously, Mr. Jones was a senior analyst at King Street Capital Management, a distressed/value hedge fund. Prior to that, he was a co-founder of Artemis Partners, L.P., a Portfolio Manager at ING Investment Management, an equity analyst at Soros Fund Management and an investment banking analyst at Lazard Frères Co. Mr. Jones earned his BA in art history at Yale University.

Investment grade fixed income

Lina Kabaria, CFA

Ms. Kabaria joined the Adviser in September 2015. Prior to joining the firm, Ms. Kabaria was a High Yield research analyst for J.P. Morgan covering the telecommunications and technology industries. Previously, she was a fixed income associate in J.P. Morgan Asset Management’s Private Placement Mortgage Fund group. She received her Bachelor of Science in Finance and Computer Science from Rutgers University.

Corporate credits for healthcare, paper and packaging, financials, telecommunications

Thomas Kertsos

Mr. Kertsos joined the Adviser in May 2014 as a senior research analyst covering gold and gold mining. Prior to joining the firm, Mr. Kertsos was an associate analyst covering precious metals and mining in the Global Research Group of Fidelity Management & Research. He earned his MSc in Accounting and Finance from the London School of Economics and Political Science and his BSc in Economics and Finance from Athens University of Economics and Business. Mr. Kertsos manages Gold Fund with Associate Portfolio Manager Max Belmont. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2015.

Mining (precious metals) and marine transportation

Kevin Kuzio, CFA

Mr. Kuzio joined the Adviser in December of 2011. Prior to joining the Adviser, he spent nine years as a senior credit analyst for Dwight Asset Management LLC, where he focused on both investment grade and high yield opportunities, serving as the Head of Credit Research for the last year. Previously, he spent five years at KDP Investment Advisors as a senior high yield analyst responsible for airlines and technology and media coverage. Prior to that, he served as senior vice president at Catalyst Financial Group. Mr. Kuzio received his B.Mus. from Susquehanna University and his MBA from Katz Graduate School of Business, University of Pittsburgh.

Corporate credits for technology, media, airlines, energy, coal, and entertainment

Matthew Lamphier, CFA

Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Kimball Brooker. Prior to that he was an Associate Portfolio Manager of the U.S. Value Fund since 2011.

Director of Research, railroads, aerospace and defense

John Masi, CFA

Mr. Masi joined the Adviser in April 2012. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York-based long/short equity hedge fund, where he was a generalist research analyst. Mr. Masi received his BA in physics from Harvard University and his MBA from Columbia University.

Utilities, diversified industrials, commercial vehicles & trucks, infrastructure and insurance

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Matthew McLennan, CFA

Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co-Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as The University of Queensland in America, Harvard School of Public Health, Trinity School and The Library of America. Mr. McLennan manages Global Fund with Portfolio Managers Kimball Brooker, Jr., Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Kimball Brooker, Jr., Christian Heck and Alan Barr, and manages U.S. Value Fund with Portfolio Managers Kimball Brooker, Jr., Matthew Lamphier and Mark Wright.

Co-Head of the First Eagle Global Value Team

Edward Meigs, CFA

Mr. Meigs joined the Adviser in October 2011. Prior to joining the firm, he was a Portfolio Manager of the Dwight High Yield Fund at Dwight Asset Management Company LLC. Previously, he spent four years at Mount Washington Investment Group as a High Yield Portfolio Manager. Prior to that, he served as Vice President at Falcon Asset Management. He began his career at Wheat First as a Credit Analyst. Mr. Meigs received his AB from Occidental College and his MBA from the Kellogg Graduate School of Management at Northwestern University. Mr. Meigs manages High Income Fund with Portfolio Manager Sean Slein, and manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Sean Slein, Julien Albertini and Idanna Appio.

Corporate credits for banks

Ben Offen

Mr. Offen joined the Adviser in February 2021. Currently, Mr. Offen is a research analyst on the Global Value team with generalist coverage. Prior to joining First Eagle, he worked as an investment analyst covering non-US industrials at Lord Abbett. Mr. Offen earned a BA with honors from the University of Chicago.

George Ross, CFA

Mr. Ross joined the Adviser in 2003 and has performed a number of roles. Currently, Mr. Ross is a senior research analyst with responsibility for metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit. Previously, Mr. Ross served as director of research and Portfolio Manager for the Adviser’s Event Driven team. Prior to joining the firm, Mr. Ross worked for seven years in the technology sector, ending as a senior engineer for I-Deal LLC. Mr. Ross earned a BA in political economy and literature from Tulane University and an MFA in writing from the University of Iowa. Mr. Ross manages Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and David Wang.

Metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit

Sean Slein, CFA

Mr. Slein joined the Adviser in October 2011. Prior to joining the firm, he was a Portfolio Manager of the Dwight High Yield Fund at Dwight Asset Management Company LLC. Previously, he spent two years as a fixed income analyst in the private placement department of Allstate Insurance Company. He began his career on the floor of the Chicago Mercantile Exchange as an options strategist with Discount Corporation of New York Futures. Mr. Slein received his BA from the University of Notre Dame and his MBA from the University of Chicago Booth School of Business. Mr. Slein manages High Income Fund with Portfolio Manager Edward Meigs, and manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edward Meigs, Julien Albertini and Idanna Appio.

Corporate credits for utilities

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Neil Valecha

Mr. Valecha joined the Adviser in April 2021. Currently, Mr. Valecha is a research analyst on the Global Value team with generalist coverage. Prior to joining First Eagle, he worked as a senior associate covering energy at Dodge & Cox and previously served as a macroeconomic research assistant while studying at the University of Michigan. Mr. Valecha earned a BA from the University of Pennsylvania.

David Wang, CFA

Mr. Wang joined the Adviser in January 2017. He previously spent five years as a research associate covering energy, industrials and healthcare services at Dodge & Cox in San Francisco. He received his undergraduate degrees from the University of Pennsylvania in Economics and Electrical Engineering and his MBA from Harvard University. Mr. Wang manages Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and George Ross.

Building materials and building products, real estate, healthcare and holding companies, brokers and exchanges, and food

Mark Wright, CFA

Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT. Mr. Wright manages U.S. Value Fund with Portfolios Managers Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier.

Banks, credit cards & payments and other financials, and tobacco

Melody Zhang

Ms. Zhang is a research analyst on the Global Value team with generalist coverage. Ms. Zhang joined the Adviser in June 2022. A recipient of the First Eagle Investments Foundation Scholarship, Ms. Zhang previously served as an intern on the Global Value team while completing her MBA studies at Columbia Business School, where she was part of the Value Investing Program. Before that, she held multiple financial analyst positions at Canadian Tire and was a summer analyst at RBC Capital Markets. In addition to her MBA from Columbia, Ms. Zhang earned a bachelor of commerce from Smith School of Business, Queen’s University.

Conflicts of Interest

Personnel of the Adviser (including the Fund’s Portfolio Managers identified above) serve as Portfolio Managers to certain clients and unregistered investment companies that utilize investment programs that are substantially similar to that of the Fund, including, in certain cases, proprietary and related accounts, and accounts that provide for incentive compensation (including performance fees). In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts related to the Adviser or its affiliates), some of which may provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a Portfolio Manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services when selecting brokers, dealers or other execution parties, may give rise to conflicts of interest as discussed under the heading Portfolio Transactions and Brokerage.

Conflicts also may be presented by Messrs. McLennan’s, Brooker’s, Barr’s and Heck’s Portfolio Manager compensation arrangements, in that they are not dependent on any particular level of investment performance.

Conflicts of interest also may be presented by the Portfolio Managers maintaining their personal investments in some of the accounts managed by them (such as First Eagle Global Fund and First Eagle Overseas Fund, each “retail” rather than “variable insurance” mutual funds operating under the First Eagle Funds name) but not in others (such as the Fund). These arrangements may present an incentive for the Portfolio Managers to favor one account at the expense of another.

However, as associated persons of the Adviser, the Portfolio Managers are subject at all times to the high ethical conduct standards imposed by the Adviser’s code of ethics and the Investment Advisers Act of 1940. The Adviser believes, moreover, that there are enough similarities in investment strategy between the Fund and the First Eagle Overseas Fund (as well as the international portion of First Eagle Global Fund’s portfolio) — together with the allocation procedures described in the preceding paragraph — to mitigate these conflicts.

Acting for more than one account also can present other conflicts and potential limitations on activities. For example, each account may have varying short- and long-term interests or may be subject to different account requirements. When such interests or account requirements conflict, the Adviser generally seeks to balance their respective interests in good faith. There also may be instances, especially with larger portfolio positions, when the activities of one or more accounts can operate to restrict further investment decisions for the position.

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with Blackstone Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with them. For example, should the Adviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which it invests (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote proxies on behalf of each client (e.g., the Fund) in a manner that serves the best interests of the client and enhances the economic value of the underlying portfolio securities held in the client’s account.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser utilizes Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting service, for recommendations as to voting on particular issues, for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the relevant ISS proxy guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals, which typically seek to be consistent with the best interests of the client and with enhancing the economic value of the underlying portfolio securities. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser principally uses proxy voting services provided by ISS. As a practical matter, in most cases, the Adviser votes client proxies in a manner consistent with the voting recommendation of the third-party services. However, the Adviser evaluates individual proxies in accordance with the Policies and may determine to depart from the recommendation of its proxy voting service provider in voting a proxy.

Information regarding the Adviser’s proxy-voting record on behalf of the Trust for the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust at (800) 747-2008. This information is also available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUND’S SHARES

FEF Distributors, LLC serves as the Distributor of the Fund’s shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser. FEF Distributors, LLC’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

In this regard, the Trust and the Distributor have entered into a distribution contract pursuant to which the Distributor offers, as agent, shares of the Fund continuously to the separate accounts of insurance companies. The Distributor is not obligated thereunder to sell any specific amount of Fund shares.

During the Fund’s last three fiscal years ended December 31, the Distributor neither received nor retained any distribution commissions. In addition, during the Fund’s most recent fiscal year ended December 31, 2022, the Distributor did not receive: any amounts in connection with the redemption or repurchases of Fund shares; any brokerage commissions; or any other compensation in connection with providing its services to the Fund. However, the Distributor receives 12b-1 fees from the Fund as described below. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

The Fund has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, the Fund may pay FEF Distributors, LLC a monthly distribution related fee at an annual rate not to exceed 0.25% of the average daily value of the Fund’s net assets. Under the terms of the Plan, the Fund is authorized to make payments to FEF Distributors, LLC for remittance to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. Distribution expenses incurred in any fiscal year, which are not reimbursed from payment under the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year.

Insurance companies may perform services for the Fund (e.g. preparing and distributing client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, DST Systems, Inc. (“DST”). As a result, these insurance companies may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services outside of a Rule 12b-1 Plan (meaning in addition to or instead of as Rule 12b-1 fees) so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. The Fund may compensate the institution rendering such services on a per account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases through a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, an institution may realize a profit in connection with such services. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below). Sub-transfer agency fees can comprise a substantial portion of the Fund’s ongoing expenses. While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Fund and the Adviser.

For the 12-month period ended December 31, 2022, total sub-transfer agency payments of this nature by the Fund were approximately $398,357, comprising a substantial portion of the Fund’s ongoing expenses.

Under the Rule 12b-1 Plan, for the fiscal year ended December 31, 2022, the Distributor paid $681,392 to financial services firms as fees for distribution of Fund shares, $94,273 for compensation and overhead for internal marketing personnel, $64,946 for payments to marketing consultants and for other professional services, and $363,138 for miscellaneous distribution-related costs. These payments aggregated $1,203,749, of which $681,392 was paid by the Distributor from amounts received by it under the Fund’s Rule 12b-1 Plan (which amounts included $0 retained by the Distributor under that Plan as fees for its own distribution activities on behalf of the Fund). The remainder of that aggregate amount was paid by the Distributor from its own assets.

The Plan is deemed reasonably likely to benefit the Fund and the Variable Contract owners in at least one of several ways. Specifically, it is expected that the insurance companies that issue Variable Contracts invested in shares of the Fund would have less incentive to educate Variable Contract owners and sales people concerning the Fund if expenses associated with such services were not paid by the Fund. In addition, the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to Variable Contract owners, which would, of course, benefit such Variable Contract owners. The adoption of the Plan would also likely help to maintain and may lead to an increase in net assets given the foregoing incentives. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of Variable Contracts concerning the Fund, the securities markets and related risks.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by the Trust’s Board of Trustees and by the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (previously defined as the “Independent Trustees”). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Trustees, or by a majority of the Fund’s outstanding voting securities on 60 days’ written notice to FEF Distributors, LLC and provides further that such agreement will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the payments thereunder without the approval of a majority of the outstanding voting securities (as defined above under “Management of the Trust — Investment Restrictions”) of the Fund. No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the trustees and the Independent Trustees of the Trust.

When the Trust seeks an Independent Trustee to fill a vacancy on the board or as an addition to the board or as a nominee for election by stockholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the trustees, contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Trustees.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make cash payments — sometimes referred to as “revenue sharing” — to insurance companies or their representatives for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. Although an insurance companies or their representatives may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the aggregate amount of these payments to insurance companies or their representatives may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, insurance companies or their representatives may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Fund, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the insurance company or other financial intermediary, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating insurance company personnel about the Fund and shareholder financial planning assistance. To the extent that insurance companies or their representatives receiving revenue sharing payments sell more shares of the Fund, the Distributor, the Adviser or an affiliate benefit from the increase in Fund assets as a result of the distribution fees (if applicable) and management fees they receive from the Fund, respectively. None of the Distributor, the Adviser or an affiliate considers an insurance company’s or its representatives’ sale of shares of the Fund when selecting brokers or dealers to effect portfolio transactions for the Fund.

Revenue sharing payments may include any portion of the sub-transfer agency fees described in the section preceding this revenue sharing discussion that exceed the costs of similar services provided by the Fund’s transfer agent, DST. Such excess sub-transfer agency payments are paid by the Distributor, the Adviser or an affiliate out of its or their own resources. For the twelve-month period ended December 31, 2022, such payments totaled $215,989, and any such payments in the future will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced).

Revenue sharing also may include any other payment requirement of an insurance company. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the insurance companies or their representatives, sales of Fund shares, the redemption rates on accounts of clients of the insurance companies or their representatives or overall asset levels of the Fund held for or by clients of the insurance companies or their representatives, the willingness of the insurance companies or their representatives to allow the Distributor, the Adviser or an affiliate to provide educational and training support for the insurance company’s or its representatives’ sales personnel relating to the Fund, as well as the overall quality of the services provided by the insurance companies or their representatives.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by insurance companies or their representatives related to diligence or informational meetings in which insurance company representatives meet with investment professionals employed by the Fund’s investment adviser, as well as for costs of organizing and holding such meetings.

The Distributor, the Adviser and/or an affiliate also may make payments to or on behalf of insurance companies or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of the Fund on an insurance company’s or their representatives’ system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

Shareholders or prospective Variable Contract investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective Variable Contract investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her insurance company representative or other financial intermediary directly.

COMPUTATION OF NET ASSET VALUE

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of the Fund are treated as liabilities of the Fund for this purpose and therefore reduce the Fund’s net asset value. Such expenses may include (1) management and administrative fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and startup costs, (8) interest, taxes and brokerage commissions, (9) Rule 12b-1 distribution fees and shareholder servicing fees, (10) incremental transfer and shareholder servicing agent fees and expenses, (11) registration fees, (12) shareholder meeting expenses, and (13) non-recurring expenses, such as litigation costs.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in the portfolio.

When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures adopted by the Board of Trustees. Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service.

The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC within 60 days after the end day of the Fund’s relevant first and third fiscal quarterly period.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Fund. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Fund’s custodian (JPMorgan Chase Bank, N.A.) (full portfolio daily, no lag) and internal and external accounting personnel (full portfolio daily, no lag), third party legal advisers, the Fund’s independent registered public accounting firm, various portfolio management and/or trading systems, execution and/or compliance management systems and settlement systems (Charles River Development, Global Trading Analytics LLC, Electra Information Systems, SS&C Evare, AcadiaSoft ProtoColl Collateral System, GTSS, FX Connect, Omgeo FundApps and CapIQ) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, ACA Performance Services in connection to GIPS verification (disclosure may vary but include full portfolio at month-end, no lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag), Ernst & Young LLP, in connection with tax analysis (full portfolio monthly, no lag) and the following mutual fund rating/ranking organization, whose further dissemination is subject to the subscription rules of this rating/ranking organization: Lipper (full portfolio month-end, 45-day lag). On occasion the Fund may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Fund’s regular pricing and fair valuation services are Refinitiv, ICE Data Services, Bloomberg L.P., IHS Markit, JPMorgan Pricing Direct, Inc (all such services have access to some or all of the portfolio daily, no lag). The Fund will also disclose information regarding portfolio transactions and portfolio holdings, to FIS Employee Compliance Manager (f/k/a FIS Protegent PTA), a personal trading compliance system (daily, no lag) through portfolio transaction reports in which the Fund’s portfolio account is not identified.

Limited portfolio holdings information also may be released to other third parties more frequently than described above. By way of example, portfolio holdings information concerning a security held by the Fund may be disclosed to the issuer of that security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraphs, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of Fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act. Related issues will be brought to the attention of the Trustees on an as appropriate basis.

In addition, the Adviser manages other accounts such as separately managed accounts and other pooled investment vehicles that have the same or substantially similar investment objectives and strategies to those of the Fund, and therefore, the same or substantially similar portfolio holdings. The portfolio holdings of these accounts and/or funds are made available to certain parties on a more timely basis than Fund portfolio holdings are made publicly available as specified in this Statement of Additional Information. It is possible that any such recipient of these holdings could trade ahead of or against the Fund based on the information received.

The Fund or its affiliates may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund Variable Contract holders, prospective investors, or contract holder or investor fiduciaries or agents (orally or in writing) on one or more of the Fund’s portfolio securities or may state that the Fund recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, Sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the prospectus of the participating insurance company.

DIVIDENDS AND DISTRIBUTIONS

It is the Fund’s policy to make annual distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your distributions will be reinvested in additional shares of the Fund at net asset value calculated as of the date immediately preceding the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

CONTRACTUAL ARRANGEMENTS

The Fund is party to contractual arrangements with various parties who provide services to the Fund, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Also, while the Prospectus and this Statement of Additional Information describe pertinent information about the Trust and the Fund, neither the Prospectus nor this Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

TAX STATUS

This summary of the U.S. federal income tax status of the Fund is based on the U.S. federal income tax laws, Treasury regulations, rulings and decisions in effect or available on the date of this Statement of Additional Information. All of the foregoing are subject to change, which change may apply retroactively and could affect the continued validity of this summary.

Prospective purchasers of shares of the Fund should consult their own tax advisers as to the U.S. federal income tax consequences of the purchase, ownership and disposition of such shares, including the possible application of state, local, non-U.S. or other tax laws.

The Fund has elected and intends to qualify annually as a “regulated investment company” (a “RIC”) under Subchapter M of the Code and the Treasury regulations promulgated thereunder. In order to qualify as a RIC for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from interests in qualified publicly traded partnerships (“QPTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products, the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provision described below, if a sufficient portion of the Fund’s assets is not stock or securities or if a sufficient portion of the Fund’s gross income is not derived from, or with respect to the business of investing in, stock or securities for any taxable year, the Fund may fail to qualify as a RIC for such taxable year. In addition, any foreign currency transactions that are not directly related to the Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the IRS, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test for a taxable year, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders (the separate accounts). The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Generally, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. The Fund will not be subject to the 4% excise tax if it fails to distribute at least 98% of its ordinary income (or at least 98.2% of its net capital gains) in accordance with certain calendar year requirements if, at all times during any calendar year: (i) all of the Fund’s shareholders (other than for organizational shares) are either pension trusts described in section 401(a) of the Code and exempt from U.S. federal income tax under section 501(a) of the Code or segregated asset accounts of life insurance companies held in connection with variable contracts, as defined in section 817(d) of the Code and (ii) any shares attributable to an investment in the Fund made in connection with the organization of the Fund do not exceed $250,000. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

If in any taxable year the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as a corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. Furthermore, failure to qualify as a RIC may cause the Variable Contracts to fail the diversification standards under section 817(h) of the Code as discussed below.

Aside from the requirements attendant to the Fund’s qualification as a RIC discussed above, section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts and variable life insurance policies. The Code provides that a variable annuity contract and a variable life insurance policy shall not be treated, respectively, as an annuity contract or life insurance policy for any period for which the investments are not, in accordance with Treasury regulations, adequately diversified. Disqualification of the contract or policy as an annuity contract or life insurance policy would result in the immediate imposition of U.S. federal income tax on the owners of such variable annuity contract and variable life insurance policy, respectively, with respect to earnings allocable to the contract or policy (including accumulated earnings), and the U.S. federal income tax liability would generally arise prior to the receipt of payments under the contracts. Section 817(h)(2) of the Code is a safe harbor rule which provides that a variable annuity contract or a variable life insurance policy satisfies the diversification requirements if, as of the close of each quarter of a taxable year, the underlying assets of such contract or policy meet the diversification standards for a RIC, and no more than 55% of such contract’s or policy’s total underlying assets consist of cash, cash items, U.S. government securities, and securities of other RICs. The Treasury Department has issued Treasury regulations (specifically section 1.817-5 of the Treasury regulations — the “Regulations”) that establish diversification requirements for the investment portfolios underlying variable insurance contracts. The Regulations amplify the diversification requirements for variable annuity contracts and variable life insurance policies set forth in section 817(h) of the Code, and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of total assets is represented by any one investment; (2) no more than 70% of such value is represented by any two investments; (3) no more than 80% of such value is represented by any three investments; and (4) no more than 90% of such value is represented by any four investments. For purposes of the Regulations, all securities of the same issuer are treated as a single investment, but each U.S. government agency and instrumentality is treated as a separate issuer. The Regulations provide that, in the case of a RIC whose shares are available to the public only through variable insurance contracts (such as the Fund) which meet certain other requirements, the diversification tests are applied by reference to the underlying assets owned by the RIC (i.e., on a “look-through” basis) rather than by reference to the shares of the RIC owned under the annuity contract. The Fund intends to meet the requirements for application of the diversification tests on a look-through basis.

The Treasury Department has indicated in published statements that it will issue Treasury regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause such contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities will be included currently in the contract owner’s gross income. It is not known at the present time what standards will be set forth in such Treasury regulations or rulings.

In the event that such rules or Treasury regulations were adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objective or investment policies. Furthermore, the Fund would still be required to comply with the diversification requirements set forth in section 817(h) and the Regulations. However, it is possible that in order to comply with the aforementioned diversification requirements, less desirable investment decisions may be made which could affect the investment performance of the Fund.

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Fund’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such withholding taxes. Although under certain circumstances the Fund would be able to treat such foreign withholding taxes as paid by its shareholders, variable annuity contracts and variable life insurance policies cannot claim the benefit of the foreign tax credit from foreign withholding taxes paid on foreign securities held by the Fund.

Under legislation commonly known as “FATCA” (the Foreign Account Tax Compliance Act) and applicable “intergovernmental agreements” entered into thereunder, ordinary dividends paid by the Fund to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. In general, no such withholding will occur with respect to a U.S. person that timely provides the Fund with a valid IRS Form W-9. Shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

Dividends paid by the Fund may be included in the insurance company’s gross income. The tax treatment of these dividends depends on the insurance company’s tax status.

Information on European Union Tax Reclaims

The Fund has filed claims pursuant to Article 63 of the Treaty on the Functioning of the European Union (Article 63 EU Tax Reclaims) to recover foreign withholding taxes on dividend and interest income received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in such countries and European courts. Any additional amounts to which the Fund may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of the Fund at that time, net of any tax liability of the Fund as a result of the Article 63 EU Tax Reclaims amount. Article 63 EU Tax Reclaims amounts received by the Fund will be treated as income and may increase distributions to shareholders (the separate accounts).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular companies. While not currently utilized, selected brokers may provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Many brokers also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a ‘net’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include, but are not limited to, statistical and economic data, research reports on particular companies and industries, and meetings with corporate executives (sometimes referred to as “corporate access”). In general, research and brokerage services obtained from brokers may be used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are generally significantly smaller than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are based on the quality and quantity of execution services provided by the executing and reflect generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. With respect to the Fund, on a quarterly basis, the Adviser will voluntarily credit back to the Fund the portion of such commissions paid by the Fund allocable to the provision of research services as described below. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is a component of the Fund’s investment selection process and is either paid for directly by the Adviser (sometimes referred to as “hard dollar” arrangements) or obtained utilizing soft dollars through a commission sharing arrangement (“CSA”). The Adviser has entered into a CSA under which the Adviser executes transactions through, and obtains research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser continues to engage in commission sharing arrangements, many of the same conflicts related to traditional soft dollar arrangements exist.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid directly by the client (although the price may include undisclosed compensation, markups and markdowns) and may involve the designation of selling concessions. Debt instruments may also be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices.

The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with the Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

For the years ended December 31, 2022, 2021 and 2020, the Fund paid a total of $39,635, $41,115 and $49,377, respectively, in brokerage commissions, with respect to portfolio transactions aggregating $86,578,714, $95,033,711 and $100,098,630, respectively. For the same periods, there were no such brokerage commissions with respect to portfolio transactions placed with broker-dealers considered to be related parties of the Adviser. Of the total brokerage commissions paid during the fiscal year ended December 31, 2022, $0 was paid to firms which provided research, statistical or other services. The Fund has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

The Adviser pays, to the extent possible, in hard dollars out of its own resources for external research received by it, thereby limiting its use of soft dollars. Where the Adviser is not able to pay directly for external research, it continues to use soft dollars paid by the Fund to pay for such research. To the extent the Fund pays commissions that include a research component, the Adviser compensates the Fund for any amounts identified in the CSA as payments for research in the form of a voluntary reimbursement to the Fund made on a quarterly basis. The payment of hard dollars by the Adviser, combined with the reimbursement of amounts identified as payments for research, results in overall lower trading costs to the Fund’s shareholders relative to prior practices. Any such reimbursement is not considered to be related to a loan or advancement to the Adviser. This is because the payment for research by the Adviser in these circumstances is entirely voluntary.

FUND SHARES

The shares of beneficial interest of the Trust currently are designated as shares of the Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights and are freely transferable. The Board of Trustees is authorized to classify, reclassify and issue any unissued shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series of shares (or classes) with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law.

Pursuant to its By-Laws, the Trust does not generally hold annual meetings of shareholders. Shareholder meetings, however, will be held when required by the Investment Company Act or Delaware law, or when called by the Chairman of the Board, the President or shareholders owning at least 10% of the outstanding shares of the Fund. The cost of any such notice and meeting will be borne by the Fund.

Each share of the Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for Variable Contracts. Generally, shares of each series vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act, or (if shares of more than one series are outstanding) when a matter affects the interests of each series in a different way, in which case the shareholders of each series vote separately by class. If the Trustees determine that a matter does not affect the interests of a particular series, then the shareholders of that series will not be entitled to vote on that matter. An insurance company issuing a Variable Contract invested in shares of the Fund (or any other series issued in the future) will request voting instructions from Variable Contract owners and will vote shares in proportion to the voting instructions received.

The Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Fund’s assets is JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Fund’s financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Fund’s financial statements and notes thereto appearing in its Annual Report to Shareholders for the fiscal year ended December 31, 2022, and the report of PwC, are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Report to Shareholders on request. All such requests should be directed to the First Eagle Variable Funds, at 1345 Avenue of the Americas, New York, NY 10105.

APPENDIX

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Trust’s investment adviser believes that the quality of debt instruments in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings.

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative to a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

1, 2, or 3.

Numerical modifiers 1, 2, 3 to each Moody’s rating category from Aa through Caa to show standing within the rating category.

A-1

S&P Ratings.

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only to a small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher-rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-).

The S&P letter ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2